EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Macatawa Bank Corporation, a Form S-1 Registration Statement of Macatawa Bank Corporation relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: January 20, 2011	/s/ Richard L. Postma

Print Name: Richard L. Postma

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Macatawa Bank Corporation, a Form S-1 Registration Statement of Macatawa Bank Corporation relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: January 20, 2011	/s/ Wayne J. Elhart

Print Name: Wayne J. Elhart

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Macatawa Bank Corporation, a Form S-1 Registration Statement of Macatawa Bank Corporation relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: January 20, 2011	/s/ Charles A. Geenen

Print Name: Charles A. Geenen

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Macatawa Bank Corporation, a Form S-1 Registration Statement of Macatawa Bank Corporation relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: January 20, 2011	/s/ Robert L. Herr

Print Name: Robert L. Herr

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Macatawa Bank Corporation, a Form S-1 Registration Statement of Macatawa Bank Corporation relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: January 20, 2011	/s/ Birgit M. Klohs

Print Name: Birgit M. Klohs

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Macatawa Bank Corporation, a Form S-1 Registration Statement of Macatawa Bank Corporation relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: January 20, 2011	/s/ Arend D. Lubbers

Print Name: Arend D. Lubbers

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Macatawa Bank Corporation, a Form S-1 Registration Statement of Macatawa Bank Corporation relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: January 20, 2011	/s/ Douglas B. Padnos

Print Name: Douglas B. Padnos

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Macatawa Bank Corporation, a Form S-1 Registration Statement of Macatawa Bank Corporation relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: January 20, 2011	/s/ Thomas P. Rosenbach

Print Name: Thomas P. Rosenbach

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Macatawa Bank Corporation, a Form S-1 Registration Statement of Macatawa Bank Corporation relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: January 20, 2011	/s/ Thomas J. Wesholski

Print Name: Thomas J. Wesholski